
                                                                                                              Exhibit 99(i)



                                           MERRILL LYNCH & CO., INC.
                                     PRELIMINARY UNAUDITED EARNINGS SUMMARY


                                                                   For the Three Months Ended            Percent Inc / (Dec)
                                                            ---------------------------------------      -------------------
                                                            June 30,       March 31,       June 25,      2Q00 vs.   2Q00 vs.
(in millions, except per share amounts)                       2000            2000           1999          1Q00       2Q99
                                                            --------       ---------       --------      --------   --------


NET REVENUES

  Commissions                                                $ 1,642         $ 2,152        $ 1,592        (23.7)%       3.1%
  Principal transactions                                       1,420           1,787          1,064        (20.5)       33.5
  Investment banking                                           1,087             996            908          9.1        19.7
  Asset management and portfolio service fees                  1,413           1,390          1,159          1.7        21.9
  Other                                                          272             238            175         14.3        55.4
                                                             -------         -------        -------
    Subtotal                                                   5,834           6,563          4,898        (11.1)       19.1

  Interest and dividend revenues                               5,065           4,463          3,732         13.5        35.7
  Less interest expense                                        4,202           3,779          3,190         11.2        31.7
                                                             -------         -------        -------
    Net interest profit                                          863             684            542         26.2        59.2

  TOTAL NET REVENUES                                           6,697           7,247          5,440         (7.6)       23.1
                                                             -------         -------        -------

NON-INTEREST EXPENSES

  Compensation and benefits                                    3,443           3,808          2,729         (9.6)       26.2
  Communications and technology                                  579             578            536          0.2         8.0
  Occupancy and related depreciation                             256             250            232          2.4        10.3
  Advertising and market development                             262             244            201          7.4        30.3
  Brokerage, clearing, and exchange fees                         196             192            170          2.1        15.3
  Professional fees                                              166             147            143         12.9        16.1
  Goodwill amortization                                           54              56             56         (3.6)       (3.6)
  Other                                                          363             397            342         (8.6)        6.1
                                                             -------         -------        -------

  TOTAL NON-INTEREST EXPENSES                                  5,319           5,672          4,409         (6.2)       20.6
                                                             -------         -------        -------

EARNINGS BEFORE INCOME TAXES AND DIVIDENDS
  ON PREFERRED SECURITIES ISSUED BY SUBSIDIARIES               1,378           1,575          1,031        (12.5)       33.7

Income tax expense                                               427             489            310        (12.7)       37.7

Dividends on preferred securities issued by subsidiaries          49              49             48            -         2.1
                                                             -------         -------        -------

NET EARNINGS                                                 $   902         $ 1,037        $   673        (13.0)       34.0
                                                             =======         =======        =======

Preferred stock dividends                                    $    10         $     9        $     9         11.1        11.1
                                                             -------         -------        -------

NET EARNINGS APPLICABLE TO COMMON STOCKHOLDERS               $   892         $ 1,028        $   664        (13.2)       34.3
                                                             =======         =======        =======

EARNINGS PER COMMON SHARE

  Basic                                                      $  2.29         $  2.69        $  1.80        (14.9)       27.2
  Diluted                                                       2.01            2.38           1.57        (15.5)       28.0

AVERAGE SHARES

  Basic                                                        389.1           381.6          368.3          2.0         5.6
  Diluted                                                      443.7           432.4          421.3          2.6         5.3





                                                                                        Exhibit 99(i)

                                             MERRILL LYNCH & CO., INC.
                                      PRELIMINARY UNAUDITED EARNINGS SUMMARY


                                                            For the Six Months Ended
                                                            ------------------------
                                                            June 30,        June 25,       Percent
(in millions, except per share amounts)                       2000            1999       Inc / (Dec)
                                                            --------        --------     -----------

NET REVENUES

  Commissions                                               $  3,794        $  3,159            20.1%
  Principal transactions                                       3,207           2,509            27.8
  Investment banking                                           2,083           1,540            35.3
  Asset management and portfolio service fees                  2,803           2,268            23.6
  Other                                                          510             308            65.6
                                                            --------        --------
    Subtotal                                                  12,397           9,784            26.7

  Interest and dividend revenues                               9,528           7,413            28.5
  Less interest expense                                        7,981           6,491            23.0
                                                            --------        --------
    Net interest profit                                        1,547             922            67.8

  TOTAL NET REVENUES                                          13,944          10,706            30.2
                                                            --------        --------

NON-INTEREST EXPENSES

  Compensation and benefits                                    7,251           5,490            32.1
  Communications and technology                                1,157           1,016            13.9
  Occupancy and related depreciation                             506             459            10.2
  Advertising and market development                             506             353            43.3
  Brokerage, clearing, and exchange fees                         388             324            19.8
  Professional fees                                              313             261            19.9
  Goodwill amortization                                          110             113            (2.7)
  Other                                                          760             663            14.6
                                                            --------        --------

  TOTAL NON-INTEREST EXPENSES                                 10,991           8,679            26.6
                                                            --------        --------

EARNINGS BEFORE INCOME TAXES AND DIVIDENDS
  ON PREFERRED SECURITIES ISSUED BY SUBSIDIARIES               2,953           2,027            45.7

Income tax expense                                               916             648            41.4

Dividends on preferred securities issued by subsidiaries          98              97             1.0
                                                            --------        --------

NET EARNINGS                                                $  1,939        $  1,282            51.2
                                                            ========        ========

Preferred stock dividends                                   $     19        $     19               -
                                                            --------        --------

NET EARNINGS APPLICABLE TO COMMON STOCKHOLDERS              $  1,920        $  1,263            52.0
                                                            ========        ========

EARNINGS PER COMMON SHARE

  Basic                                                     $   4.98        $   3.45            44.3
  Diluted                                                       4.38            3.02            45.0

AVERAGE SHARES

  Basic                                                        385.4           366.2             5.2
  Diluted                                                      438.0           418.5             4.7





                                                                                                       Exhibit 99(i)

MERRILL LYNCH & CO., INC.
--------------------------------------------------------------------------------------------------------------------

CONSOLIDATED QUARTERLY EARNINGS  [UNAUDITED]                                                           (in millions)
--------------------------------------------------------------------------------------------------------------------
                                                                2Q99        3Q99        4Q99        1Q00        2Q00
                                                              ------------------------------------------------------

     NET REVENUES

       Commissions                                            $1,592      $1,440      $1,735      $2,152      $1,642
       Principal transactions                                  1,064       1,059         794       1,787       1,420
       Investment banking                                        908         948       1,125         996       1,087
       Asset management and portfolio service fees             1,159       1,183       1,301       1,390       1,413
       Other                                                     175         117         296         238         272
     ---------------------------------------------------------------------------------------------------------------
         Subtotal                                              4,898       4,747       5,251       6,563       5,834

       Interest and dividend revenues                          3,732       3,665       4,019       4,463       5,065
       Less interest expense                                   3,190       3,144       3,375       3,779       4,202
     ---------------------------------------------------------------------------------------------------------------
         Net interest profit                                     542         521         644         684         863
     ---------------------------------------------------------------------------------------------------------------
       TOTAL NET REVENUES                                      5,440       5,268       5,895       7,247       6,697

     NON-INTEREST EXPENSES

       Compensation and benefits                               2,729       2,746       2,916       3,808       3,443
       Communications and technology                             536         481         541         578         579
       Occupancy and related depreciation                        232         230         252         250         256
       Advertising and market development                        201         190         236         244         262
       Brokerage, clearing, and exchange fees                    170         170         184         192         196
       Professional fees                                         143         144         163         147         166
       Goodwill amortization                                      56          57          57          56          54
       Other                                                     342         359         386         397         363
     ---------------------------------------------------------------------------------------------------------------
       TOTAL NON-INTEREST EXPENSES                             4,409       4,377       4,735       5,672       5,319

     EARNINGS BEFORE INCOME TAXES AND DIVIDENDS
       ON PREFERRED SECURITIES ISSUED BY SUBSIDIARIES          1,031         891       1,160       1,575       1,378

     Income tax expense                                          310         271         346         489         427

     Dividends on preferred securities issued by subsidiaries     48          48          50          49          49
     ---------------------------------------------------------------------------------------------------------------
     NET EARNINGS                                             $  673      $  572      $  764      $1,037      $  902

     Preferred stock dividends                                     9          10           9           9          10
     ---------------------------------------------------------------------------------------------------------------
     NET EARNINGS APPLICABLE TO COMMON STOCKHOLDERS           $  664      $  562      $  755      $1,028      $  892
     ===============================================================================================================

--------------------------------------------------------------------------------------------------------------------


PER COMMON SHARE DATA
--------------------------------------------------------------------------------------------------------------------
                                                                2Q99        3Q99        4Q99        1Q00        2Q00
                                                              ------------------------------------------------------
     Basic                                                    $ 1.80      $ 1.52      $ 2.03      $ 2.69      $ 2.29
     Diluted                                                    1.57        1.34        1.80        2.38        2.01
     Dividends paid                                             0.27        0.27        0.27        0.27        0.30
     Book value                                                29.87       31.49       33.20       36.37  39.04 est.

--------------------------------------------------------------------------------------------------------------------



                                                                                                       Exhibit 99(i)

MERRILL LYNCH & CO., INC.
--------------------------------------------------------------------------------------------------------------------

PERCENTAGE OF QUARTERLY NET REVENUES  [UNAUDITED]
--------------------------------------------------------------------------------------------------------------------
                                                                2Q99        3Q99        4Q99        1Q00        2Q00
                                                              ------------------------------------------------------

     NET REVENUES

       Commissions                                              29.3%       27.3%       29.4%       29.7%       24.5%
       Principal transactions                                   19.6%       20.1%       13.5%       24.7%       21.2%
       Investment banking                                       16.7%       18.0%       19.1%       13.7%       16.2%
       Asset management and portfolio service fees              21.3%       22.5%       22.1%       19.2%       21.1%
       Other                                                     3.1%        2.2%        5.0%        3.3%        4.1%
     ---------------------------------------------------------------------------------------------------------------
         Subtotal                                               90.0%       90.1%       89.1%       90.6%       87.1%

       Interest and dividend revenues                           68.6%       69.6%       68.2%       61.6%       75.6%
       Less interest expense                                    58.6%       59.7%       57.3%       52.2%       62.7%
     ---------------------------------------------------------------------------------------------------------------
         Net interest profit                                    10.0%        9.9%       10.9%        9.4%       12.9%
     ---------------------------------------------------------------------------------------------------------------
       TOTAL NET REVENUES                                      100.0%      100.0%      100.0%      100.0%      100.0%

     NON-INTEREST EXPENSES

       Compensation and benefits                                50.2%       52.1%       49.5%       52.5%       51.4%
       Communications and technology                             9.9%        9.1%        9.2%        8.0%        8.6%
       Occupancy and related depreciation                        4.3%        4.4%        4.3%        3.4%        3.8%
       Advertising and market development                        3.7%        3.6%        4.0%        3.4%        3.9%
       Brokerage, clearing, and exchange fees                    3.1%        3.2%        3.1%        2.6%        2.9%
       Professional fees                                         2.6%        2.7%        2.8%        2.0%        2.5%
       Goodwill amortization                                     1.0%        1.1%        1.0%        0.8%        0.8%
       Other                                                     6.2%        6.9%        6.4%        5.6%        5.5%
     ---------------------------------------------------------------------------------------------------------------
       TOTAL NON-INTEREST EXPENSES                              81.0%       83.1%       80.3%       78.3%       79.4%

     EARNINGS BEFORE INCOME TAXES AND DIVIDENDS
       ON PREFERRED SECURITIES ISSUED BY SUBSIDIARIES           19.0%       16.9%       19.7%       21.7%       20.6%

     Income tax expense                                          5.7%        5.1%        5.9%        6.7%        6.4%

     Dividends on preferred securities issued by subsidiaries    0.9%        0.9%        0.8%        0.7%        0.7%
     ---------------------------------------------------------------------------------------------------------------
     NET EARNINGS                                               12.4%       10.9%       13.0%       14.3%       13.5%

     Preferred stock dividends                                   0.2%        0.2%        0.2%        0.1%        0.2%
     ---------------------------------------------------------------------------------------------------------------
     NET EARNINGS APPLICABLE TO COMMON STOCKHOLDERS             12.2%       10.7%       12.8%       14.2%       13.3%
     ===============================================================================================================

--------------------------------------------------------------------------------------------------------------------


OTHER FINANCIAL DATA
--------------------------------------------------------------------------------------------------------------------
                                                                2Q99        3Q99        4Q99        1Q00        2Q00
                                                              ------------------------------------------------------
     Non-interest expenses excluding compensation
       and benefits to net revenues                             30.9%       31.0%       30.9%       25.7%       28.0%

     Compensation and benefits to pre-tax earnings
       before compensation and benefits                         72.6%       75.5%       71.5%       70.7%       71.4%

     Effective tax rate                                         30.1%       30.4%       29.8%       31.0%       31.0%
     ---------------------------------------------------------------------------------------------------------------
     Common shares outstanding (in millions):

       Weighted-average - basic                                368.3       370.3       372.0       381.6       389.1
       Weighted-average - diluted                              421.3       419.1       420.6       432.4       443.7
       Period-end                                              369.0       370.8       372.8       386.1       392.0

--------------------------------------------------------------------------------------------------------------------



                                                                                                          Exhibit 99(i)


      MERRILL LYNCH & CO., INC.                                                                       SUPPLEMENTAL DATA
      -----------------------------------------------------------------------------------------------------------------

      (dollars in billions - unaudited)
      -----------------------------------------------------------------------------------------------------------------
                                                                 2Q99         3Q99        4Q99         1Q00        2Q00
                                                               --------------------------------------------------------

        PRELIMINARY SEGMENT INFORMATION (dollars in millions):

        NET REVENUES
          Corporate and Institutional Client                   $2,379       $2,329      $2,329       $3,370      $3,164
          Private Client                                        2,636        2,507       2,950        3,406       3,013
          Investment Managers                                     542          523         709          619         616
          Corporate                                              (117)         (91)        (93)        (148)        (96)
                                                               --------------------------------------------------------
            TOTAL                                              $5,440       $5,268      $5,895       $7,247      $6,697
                                                               ========================================================
        ---------------------------------------------------------------------------------------------------------------
        CLIENT ASSETS                                          $1,530       $1,514      $1,696       $1,791      $1,772

        ASSETS UNDER MANAGEMENT(1):                              $516         $514        $557         $568        $555
          Retail                                                  268          268         280          291         271
          Institutional                                           248          246         277          277         284

          U.S.                                                    310          304         324          333         328
          Non-U.S.                                                206          210         233          235         227

          Equity                                                  272          271         307          310         316
          Fixed Income                                            102          100          99          100         100
          Money Market                                            142          143         151          158         139

        U.S. BANK DEPOSITS                                         $3           $5          $6           $7         $19

        ASSETS IN ASSET-PRICED ACCOUNTS                          $116         $131        $168         $203        $209
        ---------------------------------------------------------------------------------------------------------------
        DEBT AND EQUITY UNDERWRITING(1)(2)
          Global Volume                                          $107         $108         $85         $103         $88
          Global Market Share                                    11.7%        13.5%       13.9%        11.3%       12.2%

          U.S. Volume                                             $83          $86         $67          $83         $71
          U.S. Market Share                                      14.0%        16.8%       16.7%        14.3%       15.8%

        COMPLETED MERGERS AND ACQUISITIONS(1)(2)
          Global Value                                           $161          $97        $159         $178        $518
          Global Market Share                                    22.2%        22.1%       19.3%        29.8%       44.8%
        ---------------------------------------------------------------------------------------------------------------
        FULL-TIME EMPLOYEES                                    64,000       66,000      67,200       68,600      70,700

        FINANCIAL CONSULTANTS AND
          OTHER INVESTMENT PROFESSIONALS                       18,400       18,700      19,000       19,400      20,200
      -----------------------------------------------------------------------------------------------------------------
       (1) Certain prior period amounts have been restated to conform to the current period presentation.
       (2) Full credit to book manager.  Market shares derived from Thomson Financial Securities Data statistics.





